UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2010
BroadSoft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34777	52-2130962
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
9737 Washingtonian Boulevard, Suite 350
Gaithersburg, Maryland 20878
(Address of principal executive offices)
(301) 977-9440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On October 27, 2010, BroadSoft, Inc. (“BroadSoft”) completed its previously announced acquisition of substantially all of the assets of Casabi, Inc. (“Casabi”). The acquisition of the assets from Casabi was made pursuant to an Asset Purchase Agreement by and between BroadSoft Casabi, LLC, a wholly owned subsidiary of BroadSoft (“BroadSoft Casabi”), and Casabi dated as of October 12, 2010 (the “Asset Purchase Agreement”), which Asset Purchase Agreement was amended by Amendment to Asset Purchase Agreement dated as of October 27, 2010 by and between Casabi and BroadSoft Casabi (the “Amendment”, and together with the Asset Purchase Agreement, the “Agreement”). BroadSoft Casabi acquired substantially all of the assets of Casabi used to provide its cloud-based personalized content and messaging applications. These applications allow cable, fixed-line and mobile telecommunications service providers to expand their consumer offerings to include fixed-line SMS, customized information services and tools that keep families organized. Pursuant to the Agreement, BroadSoft Casabi acquired substantially all of the assets of Casabi for approximately $2 million. BroadSoft funded the acquisition through cash on hand.
The description of the Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement. A copy of the Asset Purchase Agreement is filed herewith as Exhibit 99.1 to this Form 8-K and a copy of the Amendment is filed as Exhibit 99.2 to this Form 8-K.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 25, 2010, Andrew M. Miller indicated his intent to resign from his position as a director on the board of directors of BroadSoft effective as of October 27, 2010.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The financial statements required by Item 9(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the date this report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
     The pro forma financial information required by Item 9(b) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the date this report on Form 8-K is required to be filed.
(c) Exhibits.

Exhibit Number	Description
99.1	Asset Purchase Agreement by and between Casabi, Inc. and BroadSoft Casabi, LLC dated as of October 12, 2010.

99.2	Amendment to Asset Purchase Agreement dated as of October 27, 2010 by and between Casabi, Inc. and BroadSoft Casabi, LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSOFT, INC.
Date: October 29, 2010	By:	/s/ Mary Ellen Seravalli
		Name:	Mary Ellen Seravalli
		Title:	Vice President and General Counsel